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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 15, 2000
                                                         -----------------


                      YAMAHA MOTOR RECEIVABLES CORPORATION
                      ------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                  (Originator of the Yamaha Motor Master Trust)


                                    DELAWARE
                                    --------
                          (STATE OR OTHER JURISDICTION
                                OF INCORPORATION)

                               33-72806, 33-94784
                               ------------------
                                (COMMISSION FILE
                                    NUMBERS)

                                   33-0592719
                                   ----------
                                (I.R.S. EMPLOYER
                              IDENTIFICATION NO.)


                               6555 KATELLA AVENUE
                                CYPRESS, CA 90630
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 761-7500

                                  Page 1 of 4
                        Exhibit Index Appears on Page 4

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Item 5.  OTHER EVENTS

                  Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the " Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the NOVEMBER 15, 2000 Distribution Date for the Collection Period ending OCTOBER 31, 2000. A copy of such Monthly Servicer's Certificate is attached hereto as
Exhibit 5.1.


                                       2
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      YAMAHA MOTOR RECEIVABLES CORPORATION
                      ------------------------------------
                                  (Registrant)


Dated:  November 15, 2000                       By:       Russell Jura
        ------------------                          ------------------------
                                                Name:   Russell Jura
                                                Title:  Assistant Secretary


                                       3
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                                INDEX TO EXHIBITS



 EXHIBIT                                                         METHOD OF
 NUMBER                          EXHIBIT                          FILING
 ------                          -------                          ------

   5.1            Monthly Servicer's Certificate with          Filed Herewith
                  respect to the NOVEMBER 15, 2000
                  Distribution Date for the Collection
                  Period ending OCTOBER 31, 2000.


                                       4